The information in this supplement to the prospectus supplement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This supplement to the prospectus supplement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer and sale is not permitted.

Filed Pursuant to Rule 497(c)
Registration No. 333-132575
SUBJECT TO COMPLETION DATED DECEMBER 14, 2006

SUPPLEMENT NO. 1
(To Prospectus Supplement dated December 14, 2006
to Prospectus dated August 10, 2006)

6,000,000 Shares

Common Stock

This supplement to the prospectus supplement, dated December 14, 2006, to the prospectus, dated August 10, 2006 (collectively, along with any supplements or amendments thereto, the “Prospectus”), relates to the sale by Prospect Energy Corporation of shares of its common stock. This supplement should be read in conjunction with, and may not be delivered or utilized without, the Prospectus. This supplement is qualified by reference to the Prospectus except to the extent that the information herein contained supersedes the information contained in the Prospectus. The information appearing below updates and amends the prospectus supplement dated December 14, 2006 and all supplements thereto:

The number of shares being offering has increased from 3,000,000 to 6,000,000 and the corresponding shares outstanding after this offering has increased from 15,867,341 to 18,867,341. The underwriter has also been granted an option to purchase up to an additional 900,000 shares of common stock at the public offering price, less the underwriting discount, within 30 days from the date of the prospectus supplement solely to cover over-allotments. If the over-allotment option is exercised in full, the total public offering price will be $      , and the total underwriting discount (sales load) will be $     . The proceeds to us would be $     , before deducting estimated expenses payable by us of $200,000.

The information under the “Underwriting” heading will also include the following information:

Over-allotment Option

We have granted to the underwriter an option, exercisable not later than 30 days after the date of the prospectus supplement, to purchase up to 900,000 additional shares of our common stock at the public offering price, less the underwriting discount, set forth on the cover page of the prospectus supplement. The underwriter may exercise the option solely to cover over-allotments, if any, made in connection with this offering. To the extent that the underwriter exercises the option, the underwriter will become obligated to purchase such shares of common stock. We will be obligated, pursuant to the option, to sell these additional shares of common stock to the underwriter to the extent the option is exercised. If any additional shares of common stock are purchased pursuant to the option, the underwriter will offer the additional shares on the same terms as those on which the other shares are being offered hereby.

Stabilization, Short Positions and Penalty Bids

The underwriter may engage in over-allotment, syndicate covering transactions, stabilizing transactions and penalty bids or purchases for the purpose of pegging, fixing or maintaining the price of our common stock:

•	Over-allotment involves sales by the underwriter of shares in excess of the number of shares the underwriter is obligated to purchase, which creates a syndicate short position. The short position may be either a covered short position or a naked short position. In a covered short position, the number of shares over-allotted by the underwriter is not greater than the number of shares that they may purchase pursuant to the over-allotment option. In a naked short position, the number of shares involved is greater than the number of shares in the over-allotment option. The underwriter may close out any short position by either exercising their over-allotment option, in whole or in part, or purchasing shares in the open market.

•	Syndicate covering transactions involve purchases of our common stock in the open market after the distribution has been completed in order to cover syndicate short positions. In determining the source of shares to close out the short position, the underwriter will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option. If the underwriter sells more shares than could be covered by the over-allotment option, resulting in a naked short position, the position can only be closed out by buying shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there could be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering.

•	Stabilizing transactions consist of various bids for or purchases of common stock in the open market prior to completion of the offering.

•	Penalty bids permit the representatives to reclaim a selling concession from a syndicate member when the common stock originally sold by the syndicate member is purchased in a stabilizing or syndicate covering transaction to cover syndicate short positions.

•	These syndicate covering transactions, stabilizing transactions and penalty bids may have the effect of raising or maintaining the market price of our common stock or preventing or retarding a decline in the market price of our common stock. As a result, the price of our common stock may be higher than the price that might otherwise exist in the open market. These transactions may be effected on the NASDAQ Global Market or otherwise and, if commenced, may be discontinued at any time.

Neither we nor the underwriter make any representation or prediction as to the direction or magnitude of any effort that the transactions described above may have on the price of our common stock. In addition, neither we nor the underwriter make any representation that the underwriter will engage in these stabilizing transactions or that any transaction, once commenced, will not be discontinued without notice.

Investing in our common stock involves risks. See “Risk Factors” beginning on page S-11 of the prospectus supplement and on page 10 of the accompanying prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this supplement to the prospectus supplement is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters expect to deliver the shares on or about December   , 2006.

Morgan Keegan & Company, Inc.

The date of the prospectus supplement is December   , 2006.